UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2020 (February 12, 2020)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 475
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 985-9904
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 12, 2020, a wholly owned, indirect subsidiary (the "Sol Issuer") of Sunnova Energy International Inc., a Delaware corporation (the "Company"), entered into an indenture (the "Indenture") with Wells Fargo Bank, National Association, as the indenture trustee, and completed an issuance of solar asset backed notes that were issued pursuant to the Indenture (the "Transaction").

The Sol Issuer issued $337,100,000 aggregate principal amount of 3.35% Solar Asset Backed Notes, Series 2020-1 Class A (the "Class A Notes") and $75,400,000 aggregate principal amount of 5.54% Solar Asset Backed Notes, Series 2020-1 Class B (the "Class B Notes" and, collectively with the Class A Notes, the "Notes"). The Notes have an anticipated repayment date of January 30, 2030.

The Notes were offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. The Class A Notes have been rated A- (sf) and the Class B Notes have been rated BB- (sf) by Kroll Bond Rating Agency, Inc.

The Collateral

The Notes are secured by, and payable from the cash flow generated by, the membership interests in the Sol Issuer's wholly owned, direct subsidiaries and the sale of renewable energy credits. Each such subsidiary owns a managing member interest in a project company. Each project company owns a pool of photovoltaic systems, related lease agreements or power purchase agreements and other related solar assets. With one exception, each of the project companies is jointly owned with a third party investor.

Sunnova TE Management II, LLC, a Delaware limited liability company and a wholly owned, direct subsidiary of the Company (the "Transaction Manager"), will act as transaction manager pursuant to the terms of a Transaction Management Agreement between the Sol Issuer and the Transaction Manager. The Transaction Manager will be required to provide certain administrative, collection, and other management services to the Sol Issuer, including in respect of the subsidiaries of Sol Issuer and the renewable energy credits distributed to Sol Issuer by them.

Events of Default and Amortization Events

The Indenture contains events of default that are customary in nature for solar securitizations of this type, including, among other things, (a) the non-payment of interest, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. An event of default will also occur with respect to the Notes if they are not paid in full at their rated final maturity. The Notes are also subject to amortization events that are customary in nature for solar securitizations of this type, including (a) the occurrence of an event of default, (b) a debt service coverage ratio falling below certain levels, (c) failure to maintain insurance, (d) the aggregate expenses of the project companies rising above certain levels and (e) failure to repay the Notes in full by their anticipated repayment date. The occurrence of an amortization event or an event of default could result in accelerated amortization of the Notes, and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes. In connection with the Transaction, Sunnova Energy Corporation, a wholly owned, direct subsidiary of the Company, issued a performance guaranty covering (a) the performance of certain obligations of its affiliates who manage or service the project companies and the collateral securing the Notes, (b) the performance obligations of the Transaction Manager under the Transaction Manager Agreement and (c) the payment of certain expenses incurred by the Sol Issuer and the Indenture Trustee.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2020.

Use of Proceeds

The Company intends to use the proceeds from the sale of the Notes for the payment of fees and expenses related to the offering of the Notes, the full repayment of currently existing financing arrangements of certain of the Company's subsidiaries (as described more fully in Item 1.02 below), a partial prepayment of certain existing indebtedness of Sunnova LAP Holdings, LLC, Sunnova LAP I, LLC and Sunnova LAP II, LLC, each an indirect subsidiary of the Company, and for general corporate purposes.

Item 1.02. Termination of a Material Definitive Agreement.

Concurrently with the completion of the Transaction, the following credit agreements of the Company have been terminated:

•
the previously disclosed Amended and Restated Credit Agreement, dated as of June 28, 2019, by and among Sunnova Asset Portfolio 4, LLC, as the borrower, Texas Capital Bank, National Association, and the lenders from time to time party thereto (as amended, the "AP4 Facility"), and

•
the previously disclosed Amended and Restated Credit Agreement, dated as of March 29, 2019, by and among Sunnova TEP II Holdings, LLC, as the borrower, Sunnova TE Management II, LLC, as facility administrator, Credit Suisse AG, New York Branch, the lenders from time to time party thereto, the funding agents from time to time party thereto, Wells Fargo Bank, National Association, as paying agent, and U.S. Bank National Association, as verification agent (as amended, the "TEP II Holdings Facility").

Proceeds from the Transaction were used to pay off the outstanding principal and accrued interest under the AP4 Facility in an aggregate amount equal to $92,149,682.32, and the outstanding principal and accrued interest under the TEP II Holdings Facility in an aggregate amount equal to $227,011,437.45. In addition, all liens securing such obligations and any hedging obligations permitted by the AP4 Facility or the TEP Holdings Facility to be secured by such liens and guarantees of such obligations were released.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Transaction set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 12, 2020, the Company issued a press release announcing the offering of the Notes. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this current report on Form 8-K and the press release attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated February 12, 2020.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: February 14, 2020	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary